AMENDMENT,
                            DATED NOVEMBER 10, 2003,
                                       TO
                          ACCOUNTING SERVICES AGREEMENT
                           BETWEEN RYDEX DYNAMIC FUNDS
                         AND RYDEX FUND SERVICES, INC.,
                                DATED MAY 1, 2000


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                                  AMENDMENT TO

                          ACCOUNTING SERVICES AGREEMENT

                                     BETWEEN

                               RYDEX DYNAMIC FUNDS

                                       AND

                            RYDEX FUND SERVICES, INC.

The following Amendment is made to the Accounting Services Agreement between the Trust and the Servicer, and is hereby incorporated into and made a part of the Accounting Services Agreement:

                  The fourth paragraph under the section "Witnesseth" of the Accounting Services Agreement is amended, effective November 10, 2003, to read as follows:

                  WHEREAS, the board of trustees of the trust of the Trust (the "Trustees") have created the following Funds of the Trust: Money Market Fund, Titan 500 Fund, Tempest 500 Fund, Venture 100 Fund, Velocity 100 Fund, LONG DYNAMIC DOW 30 FUND, AND INVERSE DYNAMIC DOW 30 FUND (collectively, the "Funds");

                  ADDITIONS and [DELETIONS] are noted in BOLD.


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         In witness whereof, the parties hereto have caused this Amendment to be executed in their names and on their behalf and through their duly-authorized officers as of the 10th day of November 2003.

                                                  RYDEX DYNAMIC FUNDS
                                                  /S/ Albert P. Viragh, Jr.
                                                  ------------------------------
                                                  By:      Albert P. Viragh, Jr.
                                                  Title:   President


                                                  RYDEX FUND SERVICES, INC.
                                                  /S/ Albert P. Viragh, Jr.
                                                  ------------------------------
                                                  By:      Albert P. Viragh, Jr.
                                                  Title:   President